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                                                                    EXHIBIT 10.4

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

           AMENDMENT TO FIRST AMENDMENT TO PROGRAM AGREEMENTS (BAGEL)

     This Amendment to First Amendment to Program Agreements ("Amendment") amends the Underwriting, Origination, and Loan Term Guidelines attached as Exhibit A to the First Amendment to Program Agreements (BAGEL), dated as of March 1, 2002 ("BAGEL Program Guidelines"), and is by and among Bank of America, National Association ("Program Lender"), The First Marblehead Corporation ("FMC") and The Education Resources Institute, Inc. ("TERI"). This Amendment is dated effective as of the effective date of the First Amendment to Program Agreements (BAGEL).

     WHEREAS the BAGEL Program Guidelines include in Schedule C thereto "cumulative education debt limits" for the bar and medical residency loans of $[**] and $[**], respectively; and

     WHEREAS such limits should be stated only as program limits and the amount of bar and residency loans should be included in cumulative education debt limits in the "Medical" and "Law" categories, respectively;

     NOW, THEREFORE the parties hereto agree as follows:

     (1) Schedule C to the BAGEL Program Guidelines is amended as shown in the attached Schedule C.
     (2) In all other respects the First Amendment to Program Agreements (BAGEL) shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date specified above.

                                         THE EDUCATION RESOURCES INSTITUTE, INC.

                                         By: /s/ Lawrence W. O'Toole
                                             ---------------------------------
                                         Its: President


                                         BANK OF AMERICA, N.A.

                                         By: /s/ Kathy Cannon
                                             ---------------------------------
                                         Its: Senior Vice President


                                         THE FIRST MARBLEHEAD CORPORATION

                                         By: /s/ Ralph James
                                             ---------------------------------
                                         Its: President

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                                   SCHEDULE C
                             BANK OF AMERICA GATE(R)
                   GRADUATE EDUCATION LOAN PROGRAM DEFINITIONS
                                 GENERIC SCHOOLS

ELIGIBILITY:

- Graduate/Professional students enrolled [**] at a graduate school [**] Bank of America, First Marblehead and TERI, [**].
-    Student may [**].
-    Student [**].
-    [**] student [**] the student [**].

         A.  [**] STUDENT APPLICANT [**].

-        [**]

         Student applicant [**];
         Student applicant [**].

B.       [**] STUDENT APPLICANT[**]

-        [**]

         Student applicant [**].

C.       [**] STUDENT APPLICANT[**]

-        [**]

         Student applicant [**]

-        [**] requirements [**]:

         [**]
-        Judgmental sign-off required if rating is:
         [**]

PARTICIPATING SCHOOLS:

         An eligible school is any institution of higher education in the United States or Canada that is accredited to grant master and/or doctorate degrees, or the equivalent, in any professional field, that has been approved by TERI, Lenders will receive periodic listings of approved schools. Upon the LENDER'S request, TERI will review other institutions for approval and provide written confirmation to the LENDER.

         In order to receive TERI approval, the school must have a default rate as reported by the U.S. Department of Education no greater than twelve percent (12%). Upon TERI's request, a school must submit three years of its audited Financial Statements, as well as such other documentation as TERI may require,

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         based on the circumstances of the request (e.g., school catalog, proof of accreditation, proof that the school is operating legally in the state in which it is located, certification that it is in compliance with all laws of that state concerning its education curriculum, etc.).

         Further, TERI reserves the right to require additional financial information if the school has been in existence less than five years.

         Also, the LENDER will be advised, in writing, of any school for which TERI has revoked its approval. The revocation has no retroactive effect.

         Participating Schools will be divided into a Preferred category and a Generic category in accordance with the procedures referenced in the Guaranty Agreement. There may from time to time be pricing differences between these two categories. To be eligible for Preferred category status, a Participating School's most recent FFELP cohort default rate, as published by the DOE, must be less than 5%, and the average of the Participating School's 3 most recently published FFELP cohort default rates must also be less than 5%.

LIMITS:
-    Minimum loan amount: $1,000
- Maximum loan amount for all programs other than the Bar and Medical Residency/Relocation loans: Cost of education less financial aid, subject to an annual cap of:

                  $20,000 for credit-ready students applying on their own
                           signature, other than Medical and Dental;

                           NOTE: BORROWERS MAY EXCEED THIS LIMIT TO A MAXIMUM OF THE COST OF EDUCATION MINUS FINANCIAL AID AS CERTIFIED BY THE SCHOOL. IF APPROVED FOR A LOAN IN EXCESS OF THE LIMIT AMOUNT, TERI WILL RECEIVE AN ADDITIONAL GUARANTEE FEE AS PROVIDED IN EXHIBIT K TO THE GUARANTY AGREEMENT.

                  $25,000 for credit-ready students applying on their own
                           signature, if Medical and Dental;

                           NOTE: BORROWERS MAY EXCEED THIS LIMIT TO A MAXIMUM OF THE COST OF EDUCATION MINUS FINANCIAL AID AS CERTIFIED BY THE SCHOOL. IF APPROVED FOR A LOAN IN EXCESS OF THE LIMIT AMOUNT, TERI WILL RECEIVE AN ADDITIONAL GUARANTEE FEE AS PROVIDED IN EXHIBIT K TO THE GUARANTY AGREEMENT.

                  $45,000 for creditworthy students applying on their own signature $45,000 for students applying with a creditworthy co-borrower.

         - Bar and Medical Residency/Relocation loans are subject to a cumulative aggregate cap of:

                  Bar:                        $8,000
                  Medical Residency:         $10,000

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         The student must also have a previously obtained a FFELP or alternative education loan from the Bank to be considered for one of these loans.

- Cumulative Education Debt Limits (applicable to credit-ready student borrowers only):

              Dental:               $225,000

              Law :                 $130,000

              Business:             $120,000

              All Others:           $120,000

REPAYMENT:

- Repayment begins 180 days after graduation (or the end of medical residency, for residency relocation loans). (For students who apply for a bar loan after graduation, repayment still begins 180 days after graduation). However, if the student ceases to be enrolled prior to graduation, repayment begins 180 days after that event.
-    $50 minimum monthly payment.
-    Up to 20 years to repay for all loan amounts.
-    Interest capitalized at repayment.

DEFERMENT OPTIONS:

- All loans have deferment of principal and interest while student remains enrolled at least half-time, up to a maximum of 41/2 years from the date of the first disbursement of the Loan. (The 41/2 year period includes the 180-day post-graduation deferment.)
- Medical and dental students can request a deferment after graduation for up to four years while completing an Internship or residency.

INTEREST RATES:

         Interest rates are set forth in Exhibit K to the Guaranty Agreement; Exhibit K is incorporated herein by reference.

FEES:

         Origination and Guaranty fees are set forth in Exhibit K to the Guaranty Agreement.

PROGRAM CODES:

-    TBD - Generic Creditworthy Dental
-    TBD - Generic Creditworthy Medical
-    TBD - Generic Creditworthy Law
-    TBD - Generic Creditworthy Business
-    TBD - Generic Creditworthy Other

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-    TBD - Generic Creditready Dental
-    TBD - Generic Creditready Medical
-    TBD - Generic Creditready Medical Residency/Relocation
-    TBD - Generic Creditready Law
-    TBD - Generic Creditready Bar
-    TBD - Generic Creditready Business
-    TBD - Generic Creditready William & Mary Program
-    TBD - Generic Creditready Other